Exhibit 99.1 September 9, 2019

Forward Looking Statements THIS PRESENTATION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF DARÉ BIOSCIENCE, INC. (“DARÉ” OR THE “COMPANY”). THIS PRESENTATION INCLUDES CERTAIN INFORMATION OBTAINED FROM TRADE AND STATISTICAL SERVICES, THIRD PARTY PUBLICATIONS, AND OTHER SOURCES. DARÉ HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND THERE CAN BE NO ASSURANCE AS TO ITS ACCURACY. ALL STATEMENTS IN THIS PRESENTATION, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF FEDERAL SECURITIES LAWS. IN SOME CASES, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMS SUCH AS “MAY,” ”WILL,” “EXPECT,” “PLAN,” “ANTICIPATE,” “STRATEGY,” “DESIGNED,” “COULD,” “INTEND,” “BELIEVE,” “ESTIMATE,” “TARGET,” OR “POTENTIAL” AND OTHER SIMILAR EXPRESSIONS, OR THE NEGATIVE OF THESE TERMS. AS USED IN THIS PRESENTATION, “FIRST-IN- CATEGORY” IS A FORWARD-LOOKING STATEMENT REGARDING MARKET POTENTIAL OF A PRODUCT CANDIDATE. FORWARD-LOOKING STATEMENTS INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE DARÉ’S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION RISKS AND UNCERTAINTIES RELATING TO: THE OUTCOME OR SUCCESS OF CLINICAL TRIALS; DARÉ’S ABILITY TO RAISE ADDITIONAL CAPITAL AS NEEDED; DARÉ’S ABILITY TO OBTAIN AND MAINTAIN INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES; DARÉ’S ABILITY TO DEVELOP PRODUCT CANDIDATES ON THE TIMELINES SET FORTH HEREIN; AND OTHER RISK FACTORS DESCRIBED IN DARÉ’S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION ARE CURRENT ONLY AS OF THE DATE HEREOF AND DARÉ DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT NEW INFORMATION, FUTURE DEVELOPMENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. 2

Vision: to become the premier partner in women’s health working to address persistent unmet need in women’s health. Mission: We plan to achieve this by utilizing a novel innovation acceleration model that we believe enables us to identify and advance unique and differentiated product candidates capable of addressing persistent unmet need in women’s heath. 3

Partnering is key to our licensing and value creation strategy: • Product candidates that are commercially viable and attractive to strategic partners • Candidates that have a data package including a proof-of-concept and/or the ability to leverage a 505(b)(2) regulatory pathway • Candidates with the potential to be first-in-category that address persistent unmet needs in women’s health • The ability to deliver products in a more personalized way for women 4

OUR PIPELINE

ADVANCING PRODUCTS **WOMEN WANT**

Pre-Clinical → Phase 1 → Phase 2 → Phase 3 → Regulatory Filing

Category	Product	Status	Description
Bio-Adhesive Gel Clindamycin	DARE-BV1^	Phase 3 Initiation 4Q 2019	Potential First-line Option for Bacterial Vaginosis
Barrier IVR Ferrous gluconate	Ovaprene® (PCT)* CDRH / Device Lead	Top line 4Q 2019	First-in-category Hormone-Free, Monthly Contraceptive
Topical Cream Sildenafil	Sildenafil Cream, 3.6%^	Top line 4Q 2020	First-in-category for Treatment of Female Sexual Arousal Disorder
IVR Bio-identical estradiol + Bio-identical progesterone	DARE-HRT1^‡		First-in-category Sustained-Release Hormone Replacement Therapy
Vaginal Insert SERM (tamoxifen)	DARE-VVA1^		First-in-category Treatment for VVA for ER/PR+ Breast Cancer Patients
IVR Bio-identical progesterone	DARE-FRT1^		First-in-category Sustained Release Progesterone for Pregnancy Maintenance
Injectable Etonogestrel	ORB 204/214^		First-in-category 6 & 12 Month Injectable Contraception
Ca2+ Target	DARE-RH1		First-in-category Male or Female Contraceptive Target

Accelerating early-stage clinical programs with collaborations and non-dilutive funding whenever possible

Timeline reflects management's current estimates and constitutes a forward-looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate. "First-in-category" designations are forward looking statements based on currently available, FDA approved therapies.

^505(b)(2) regulatory pathway anticipated.
*Ovaprene Post Coital Test (PCT) is a pre-pivotal clinical study.
‡HRT Phase 1 study to be conducted in Australia by Daré subsidiary.

daré bio

WE ARE **ACCELERATING INNOVATION** IN WOMEN'S HEALTH


Portfolio Timeline Overview
2019
2020
2021
2022
2023
2024
Current Development Status
DARE-BV1^
(Bacterial Vaginosis)
Phase 3 Program
U.S. Regulatory Review
Ovaprene®
(Contraception)
PCT* Study
Pivotal
U.S. Regulatory Review
CDRH / Device Lead
Sildenafil Cream, 3.6%^
(FSAD)
Phase 2b Program
Phase 3
Two Phase 3 Trials
U.S. Regulatory Review

Timeline reflects management's current estimates and constitutes a forward-looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate.

^505(b)(2) regulatory pathway anticipated.

*Ovaprene Post Coital Test (PCT) is a pre-pivotal clinical study.

DARE-BV1 (Formerly MP-101) Clindamycin 2% gel for Bacterial Vaginosis

Bacterial Vaginosis (BV) Successful Proof of Concept • Vaginal application of DARE-BV1 (clindamycin phosphate 2%) demonstrated effectiveness against BV in a proof-of-concept investigator-initiated study in women (n=30):1 • 86% of evaluable subjects met clinical cure endpoint at Test-of-Cure visit after single dose administered • Favorable efficacy profile over currently approved treatments 505(b)(2) Regulatory Pathway • Single Phase 3 clinical trial planned for FDA approval Attractive Market Opportunity • BV is the most common vaginal infection in women ages 15-44 2 • U.S. prevalence estimated to be ~21 million among women ages 14-49 2 • Approved prescription drugs have less than optimal clinical cure rates (37-68%) 3 • Opportunity for significant upside and market expansion Patent Coverage • Patents covering the licensed technology have been granted with terms through 2028 • Additional patents pending would have terms through 2035 1. Data on file 2. https://www.cdc.gov/std/bv/stats.htm 3. BV Product Data: http://www.clindesse.com/pdf/PI.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf 8

OUR PIPELINE: DARE-BV1

Bacterial Vaginosis (BV)

Study Objective: Study the Efficacy and Safety of DARE-BV1 in the Treatment of Bacterial Vaginosis (n = 30)*

Day 1 Baseline Visit	Day 7 - 14 Test-of-Cure Visit	Day 21 - 30 Continued Clinical Response Visit
• Single dose administered	• Patients questioned regarding comfort level & re-examined	• Patients questioned regarding experience & re-examined
Tests Performed: • Physiological symptoms • pH • Saline "wet mount" • 10% KOH "whiff test" • Urine pregnancy (if needed)	Tests Performed: • Physiological symptoms • pH • Saline "wet mount" • 10% KOH "whiff test" • Urine pregnancy (if needed)	Tests Performed: • Physiological symptoms • pH • Saline "wet mount" • 10% KOH "whiff test" • Urine pregnancy (if needed)

- Eligibility: Female subjects 18 years or older with confirmed clinical diagnosis of BV
- Primary Endpoint: Clinical Cure at Test-of-Cure visit (defined as resolution of clinical findings from baseline visit);
- Secondary Endpoints: Proportion of patients with therapeutic and bacteriologic cures,[1,2]
- Safety: Patients were questioned about their comfort level and adverse reactions they experienced.

*Investigator Initiated Proof of Principle Study Design

1. Therapeutic cure was a composite endpoint, which required both clinical cure (defined as resolution of all 4 Amsel criteria) and bacteriologic cure (Nugent score < 4). Bacteriologic cure required a Nugent score < 4.
2. Amsel & Gram Stain Criteria: https://www.cdc.gov/std/tg2015/bv.htm

9

darébio

Bacterial Vaginosis (BV) A single dose of DARE-BV1 demonstrated high clinical cure rate compared to other approved products Product Clinical Bacteriologic Therapeutic (Amsel) Cure (Nugent) Cure Cure DARE-BV1 novel gel (clindamycin) 86% 57%* 57%* 1 Solesec® (secnidazole 2g oral granules) 53-68% 40-46% 35-40% ®2 clindamycin phosphate Clindesse Vaginal Cream, 2% 41-64% 45-57% 30-42% Metrogel, 1.3% 3 37% 20% 17% * Based on data from 9 evaluable patients • 28 of 30 women completed the study • Test-of-Cure Visit (Day 7 – 14) • 24 of 28 (86%) women achieved clinical cure based on Amsel criteria • 4 of 7 (57%) women had bacteriologic cure and 4 of 7 (57%) had therapeutic cure • Continued clinical response visit (Day 21 – 30) • 22 of 24 (92%) women showed continued clinical cure • 7 of 9 women had bacteriologic cure and 6 of 9 had therapeutic cure 1. https://dailymed.nlm.nih.gov/dailymed/fda/fdaDrugXsl.cfm?setid=551e43d5-f700-4d6e-8029-026f8a8932ff&type=display. Cure rate range reflects low and high cure rates across multiple studies. 2. http://www.clindesse.com/pdf/PI.pdf. Cure rate range reflects low and high cure rates across multiple studies 3. http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf 10

Ovaprene® Hormone-Free, Monthly Contraceptive 1 The global contraceptive category is expected to reach $33 billion by 2031 1. Global Market Insights, https://globenewswire.com/news-release/2016/05/19/841462/0/en/Contraceptives-Market-size-to-exceed-33-Billion-by-2023-Global-Market-Insights-Inc.html

MOVE THE FIELD FORWARD

Advances in hormone products have largely focused on reducing the hormone dosage, adjusting or extending the duration of protection and optimizing methods of administration.


Lo Loestrin Fe
(norethindrone acetate and ethinyl estradiol tablets, ethinyl estradiol tablets and ferrous fumarate tablets)
1 mg/10 mcg and 10 mcg


Minastrin® 24 Fe
(norethindrone acetate and ethinyl estradiol chewable tablets and ferrous fumarate tablets)
1 mg/20 mcg


How to use NuvaRing


Mirena

Reduction of hormones and convenient product forms are driving new innovation

- Lo Loestrin®
  - Pregnancy prevention with the lowest amount of daily estrogen (10 micrograms) available.
  - 2018 US sales: $527 million (Allergan)[1]
- NuvaRing®
  - Monthly, convenient vaginal ring product form.
  - 2018 worldwide sales: $902 million (Merck)[2]
- Mirena® Product Family
  - Physician inserted, long-acting.
  - Low/locally delivered hormone IUS.
  - 2018 worldwide sales: $1.14 billion (Bayer)[3]

1. https://www.allergan.com/investors/news/thomson-reuters/allergan-reports-fourth-quarter-and-full-year-2018
2. https://investors.merck.com/news/press-release-details/2019/Merck-Announces-Fourth-Quarter-and-Full-Year-2018-Financial-Results/default.aspx
3. https://www.bayer.com/en/bayer-annual-report-2018.pdfx. Includes sales for Mirena®, Kyleena® and Jaydess® / Skyla®

All trade marks, service marks or trade names appearing in this presentation are the property of their respective owners. Our use or display of third-party marks is not intended and does not imply a relationship with or endorsement or sponsorship of Daré Bioscience, Inc. by the third-party owner.

12

Women’s Preferences 1. Effective Pregnancy Prevention 2. Convenient Product Forms • Independent surveys revealed that the vaginal ring has many of the features women deemed extremely important.1 3. Method Mix • >70% of women who practice contraception currently use non-coital (not in the moment) methods.2 4. Less Hormones • A majority of women prefer a monthly option with a lower hormone dose than the pill.3 1. Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 2. https://www.guttmacher.org/fact-sheet/contraceptive-use-united-states 3. Hooper, DJ, Clin Drug Investig. 2010;30(11):74963 13

Missing from the product mix are monthly, hormone-free alternatives that are effective and easy to use 1 Least Effective Methods Hormone Free Product Landscape Marketed or in development 1,2 Spermicides / Vaginal Gels Effectiveness (72% Typical Use) Woman controlled Used “in the moment” Condoms Effectiveness (82% Typical Use) Not woman controlled Used “in the moment” Diaphragms Effectiveness (88% Typical Use) Woman controlled Used “in the moment” Long-acting IUD Effectiveness (99% Typical Use) Not woman controlled Most Effective Methods Physician inserted 1. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011. 2. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf 14

OUR PIPELINE: OVAPRENE®

Ovaprene® Hormone-Free, Monthly Vaginal Contraceptive



Spermiostatic Environment[1]

- Achieved through a contraceptive-loaded silicone ring
- Releasing non-hormonal active Ferrous gluconate.

Physical Barrier[1]

- 3-D, knitted polymer barrier.

Successful Proof of Concept Study

- Ovaprene demonstrated effectiveness in preventing sperm from entering the cervical canal in a proof-of-concept study in women (n=20):[1]
  - No viable sperm in the cervical mucus
  - No colposcopic abnormalities

CDRH (Device) Regulatory Pathway

- Single pivotal clinical trial expected for FDA approval

Attractive Market Opportunity

- >$6 billion in US Rx sales of contraceptive products (2016).[2]
- 40 million women of reproductive age currently use a contraceptive method.[3]

Patent Coverage

- Patents covering the licensed technology have been granted with terms through 3Q 2028
- Opportunity for Patent Term Extension (PTE) and potential new patents

1. Journal of Reproductive Medicine 2009; 54: 685-690
2. IMS NSP through Dec 2016
3. www.guttmacher.org, contraceptive fact sheet

15

daré bio

OUR PIPELINE: OVAPRENE®

Ovaprene successfully prevented sperm from reaching the cervical canal in a previous human postcoital test (PCT) clinical study.

- 2009 - Postcoital Assessment:[1]
  - Open-label, single-arm, pilot safety and tolerability study.
  - Published in the Journal of Reproductive Medicine, 2009.
- Patients:
  - N= 20; all women completed one cycle of use.
- Results:
  - Postcoital testing revealed no viable sperm in the cervical mucus.
  - No colposcopic abnormalities, no significant changes in vaginal flora and no serious adverse effects observed.

Birth Control Effectiveness [2,3]

Method	Perfect Use	Typical Use
Spermicide* / vaginal gels	82.00%	72.00%
Sponge-Parous*	80.00%	76.00%
Sponge-Nulliparous*	91.00%	88.00%
Condom (male)*	98.00%	82.00%
Diaphragm*	94.00%	88.00%
Combined Pill & Progestin only*	99.70%	91.00%
Evra Patch*	99.70%	91.00%
Nuva Ring*	99.70%	91.00%
Depo-Provera*	99.80%	94.00%
IUD- ParaGard (Copper T)*	99.40%	99.80%
IUD- Mirena (LNg)*	99.80%	99.80%
Implanon*	99.95%	99.95%
Female Sterilization*	99.50%	99.50%
Male Sterilization*	99.90%	98.85%

In PCT studies of similar size, products (diaphragms) with no motile sperm in the cervical mucus during their PCT assessments demonstrated "typical use" contraceptive effectiveness of 88% in pivotal contraceptive studies evaluating pregnancy rates over time.

1. Journal of Reproductive Medicine 2009; 54: 685-690
2. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011.
3. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf

16
darébio

OUR PIPELINE: OVAPRENE®

U.S. Regulatory Strategy

- PMA with CDRH (Medical Device Division) as lead review division.
- Pathway expected to be based on similar CDRH approvals - Example: Caya® diaphragm.*

Step 1 – Postcoital test (PCT) 2018 / 2019*

- Patient recruitment completed 2Q 2019.
  - ~25 women to complete a total of 21 visits
- Evaluated over the course of five menstrual cycles.
- Each woman's cervical mucus will be examined at several points during the study:
  - Cycle 1 - Baseline (excludes the use of any product),
  - Cycle 2 - Use of a barrier method (diaphragm),
  - Cycles 3,4 and 5 - Ovaprene vaginal ring.
- Assess progressively motile sperm (PMS) per high powered field (HPF) in the cervical mucus, post coitus (primary endpoint <5 PMS per HPF).
- Safety assessments, PK, acceptability, fit, and ease of use.

> - Data from the study is expected to be available in 4Q 2019.
> - If the PCT clinical trial demonstrates <5 PMS / HPF in the cervical mucus in most women and that Ovaprene can be safely worn over multiple weeks, the Company intends to prepare and file an Investigational Device Exemption (IDE) with the FDA to commence a pivotal clinical trial to support marketing approvals of Ovaprene in the United States, Europe and other countries worldwide.

Step 2 – Pivotal Study 2020 / 2021*

- Single pivotal clinical (expected).
- N= ~250 completers over 6 months of use.
  - Primary Endpoints: Safety & Efficacy
    - Pregnancy probability.
  - Secondary Endpoints:
    - Acceptability/product fit/ease of use.
    - Assessments of vaginal health.

*Anticipated regulatory pathway and timelines. Daré has not had any communications with the FDA regarding the specific PMA requirements for Ovaprene.

17

darébio

OUR PIPELINE: OVAPRENE®

Features Desired Most in Birth Control:[1-4]	Design Features of Ovaprene:[5,6]
+ Convenience (Easy to Use & Easy to Remember)	Monthly Ring Product Form Women chose monthly rings for the convenience of a non-daily option.
+ Hormone Free	No Hormones in the API Unique dual action MOA (spermiostatic & barrier).
+ Efficacy	Expected Typical Use Effectiveness Comparable to Hormone Contraception (88% vs 91%).
+ Favorable Side Effect Profile	No Colposcopic Abnormalities No significant changes in vaginal flora. No serious adverse effects observed in prior published study.
+ Easily Manage Fertility	No Systemic Activity Inserted and removed without a provider. Immediate return to fertility.

1. https://www.urban.org/urban-wire/women-want-effective-birth-control
2. Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012
3. Hooper, DJ, Clin Drug Investig. 2010;30(11):74963
4. Ersek, J, Matern Child Health J (2011) 15:497–506
5. Journal of Reproductive Medicine 2009; 54: 685-690
6. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011.

18

daré bio

Sildenafil Cream, 3.6% Female Sexual Arousal Disorder (FSAD) 1 World market for both male and female sexual dysfunction drugs will reach 7.7 billion in 2019 1. https://www.visiongain.com/sexual-dysfunction-drugs-market-will-reach-7-7bn-in-2019-predicts-a-new-visiongain-study/

Successful Proof of Concept • Sildenafil Cream, 3.6% improved genital blood flow in a proof-of-concept study (n=31):1 • Efficacy signal observed in both pre and postmenopausal patients • Excellent systemic/local safety and tolerability profile 505(b)(2) Regulatory Pathway • Ability to leverage the safety profile of sildenafil (Viagra®) for FDA submission package Attractive Market Opportunity2 • 33% of females in the U.S. (21 to 60 years old) experience symptoms of low or no sexual arousal • 16% (~10m women) are considered distressed and are seeking a solution to improve their condition Patent Coverage • Patents covering the licensed technology have been granted with terms through 2031 (through June 2029 in the U.S.) • No ANDA route: ANDA is not currently an option for topicals that result in low systemic uptake 1. Data on file 2. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC. Based on US Census projections for 2016. 20

Vulvar-Vaginal Hypoactive Sexual Female Sexual Arousal Dyspareunia Desire Disorder Atrophy Disorder (HSDD) (FSAD) No Approved Products With its approval of Addyi®, FDA has now acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal. All trade marks, service marks or trade names appearing in this presentation are the property of their respective owners. Our use or display of third-party marks is not intended and does not imply a relationship with or endorsement or sponsorship of Daré Bioscience, Inc. by the third-party owner. 21

FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal; it is also characterized by distress or interpersonal difficulty.* • Estimated 23-33% of women suffer from arousal disorder: • Meta-analysis of 95 studies from 2000-2014 indicated the prevalence of Female Sexual Dysfunction in premenopausal women worldwide is 40.9%, and difficulty with arousal alone is 23%.1 • 33% of women in the U.S. age 21 to 60 (approximately 20 million women), experience symptoms of low or no sexual arousal.2,3 • 10 million women are considered distressed and actively seeking treatment.2 *Diagnostic and Statistical Manual 4th Edition Text Revision (DSM IV TR), defines female sexual arousal disorder as a persistent or recurrent inability to attain or to maintain until completion of the sexual activity, an adequate lubrication-swelling response of sexual excitement. The diagnostic criteria also state that the inability causes marked distress or interpersonal difficulty, is not better accounted for by another Axis I disorder (except another sexual dysfunction), and is not due exclusively to the direct physiological effects of a substance (e.g., a drug of abuse, a medication) or a general medical condition. 1. McCool et al. Sex Med Rev 2016;4:197-212. 2. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC. 3. Based on US Census projections for 2016. 22

OUR PIPELINE: SILDENAFIL CREAM, 3.6%

Increased blood flow and clinical efficacy with oral sildenafil (Viagra®) in women:

- Statistically significant increases in Vaginal Pulse Amplitude (VPA)[1]
- Statistically significant improvement in genital stimulation (FIEI)[2]

Pfizer VPA Clinical Lab Study – Oral Viagra


Mean and Maximum VPA†
Vaginal Pulse Amplitude (µmV)
7
6
5
4
3
2
1
0
P=0.093
P<0.05
Mean (Erotic)
Maximum (Erotic)
Placebo
Oral Viagra®

† Twelve healthy premenopausal women were studied.

Pfizer Clinical Field Study – Oral Viagra


Improvement on FIEI Questions†
Observed Number Improved (%)
70
60
50
40
30
20
10
0
P=0.017
P=0.015
Question 2
Question 4
Placebo
Oral Viagra®

Female Intervention Efficacy Index (FIEI)

Key Takeaways of Viagra studies:

- Oral sildenafil (same active as Viagra) demonstrated statistically significant activity
- Side effects of the oral formulation led to the investigation of a new topical route of administration

† Question #2 – "After taking study medication, the sensation/feeling in my genital (vaginal, labia, clitoris) area during intercourse or stimulation (foreplay) seemed to be: (a) more than before, (b) less than before, or (c) unchanged". Question #4 – "After taking the study medication, intercourse and/or foreplay was: (a) pleasant and satisfying; better than before taking the study medication, (b) unpleasant; worse than before taking study medication, (c) unchanged; no difference, or (d) pleasant; but still not like it used to be or I would like it to be." 202 postmenopausal women with FSAD who had protocol specified estradiol and free testosterone concentrations, and/or were receiving estrogen and/or androgen replacement therapy were studied.

1. The Enhancement of Vaginal Vasocongestion by Sildenafil in Healthy Premenopausal Women. Journal of Women's Health & Gender-Based Medicine. Vol. 11, No. 4. 2002
2. Safety and Efficacy of Sildenafil Citrate for the Treatment of FSAD: A Double-Blind, Placebo Controlled Study. The Journal of Urology. Vol 170, 2333-2338, December 2003.

23

1 Phase 1 Study of SST-6007 (Sildenafil Cream, 3.6%) Sildenafil C T AUC Treatment N max max last Single Dose (ng/ml) (hr) (h*ng/ml) • Normal healthy postmenopausal women were dosed with Topical Sildenafil escalating doses of Sildenafil Cream, 3.6%, using a 20 35 mg 3.4 2.37 25.6 cross-over study design. 1 g of cream Topical Sildenafil • Topical sildenafil had significantly lower systemic 20 71 mg 3.8 2.27 30.8 exposure compared to a 50 mg oral sildenafil dose 2 g of cream Topical Sildenafil • AUC – 3-6% 19 142 mg 5.3 2.22 42.5 4 g of cream • Cmax – 1-2% • Safe and very well tolerated at clinically relevant doses (1-2g) • Favorable product characteristics as self reported by subjects • Easy to use • Readily absorbed Phase 2a Study of SST-6007 (Sildenafil Cream, 3.6%)1 • Demonstrated increased blood flow in the genital tissue compared to placebo (mean change in VPA analysis) in 31 women (pre and postmenopausal) ~30 minutes post dosing 1. Data on file. Sildenafil Cream, 3.6% was previously known as SST-6007. 24

Positive Data - Thermography Study “The results from the first six subjects to complete all assessments indicate the utility of thermography technology to detect statistically meaningful differences in genital temperature changes, a surrogate for genital blood flow, and support the ongoing evaluation of Sildenafil Cream as a treatment for FSAD.” Dr. Tuuli Kukkonen, C.Psych., an Associate Professor in the Department of Family Relations and Applied Nutrition at the University of Guelph in Ontario, Canada • Thermography utilizes sensitive cameras capable of detecting and recording temperature variations over time. • Genital temperature changes are a surrogate for genital blood flow. • Study Design & Methodology (N=6)1 • This is a Phase 1, single-dose, double-blind, placebo-controlled, 2-way crossover study evaluating the feasibility of using thermography to assess the pharmacodynamics of Sildenafil Cream, 3.6% in normal healthy women. • The study consists of three phases, Screening Phase (Visit 1), the Double- Blind Dosing Phase (Visits 2-3) and a Safety Follow-up Phase (Phone Call). • Findings: • The thermography study yielded positive findings for Sildenafil Cream, 3.6% (blue line), as shown in Figure 1. • Positive cognitive arousal responses were noted. • Significantly greater increases in genital temperature after application of Sildenafil Cream compared to placebo cream and no cream. • Significantly greater self-reported arousal responses reported during Sildenafil Cream visits compared to placebo cream visits. 1. Data on file. 25

Phase 2b Program: Continue to explore additional clinical and non-clinical work that might be valuable or required to support the overall program and the anticipated design of the Phase 2b. Content Validity At Home Study Planned Type C Meeting 2b At Home Study Initiation Anticipated 2019 Completed (3Q 2019) 2019 Topline Data – 4Q 2020 • A content validity study is designed to help • We will request at Type C • The Phase 2b at-home study will allow ensure the concepts we plan to measure are meeting to get feedback on patients to use the investigational product and the most important and relevant to our target whether the agency agrees that placebo in their home setting. population. the patient reported outcomes • The FDA is agreeable to a 12-week Phase 2b (PRO) instruments are • This is a non-interventional study – participants content for Sildenafil Cream, 3.6% to assess for the target population. were not asked to use or evaluate any valid reasonable safety and preliminary efficacy. products. • The 2016 Draft Guidance reflects expectations regarding Phase 3 study length and patient population. Key Takeaways: • Pending alignment with the FDA, the output of the content validity study is intended to be used as the basis for the PRO efficacy endpoint and screening criteria for the Phase 2b and Phase 3 clinical trials. 26

Hypoactive Sexual Vulvar-Vaginal Female Sexual Arousal Dyspareunia Desire Disorder Atrophy Disorder (HSDD) (FSAD) Sildenafil Cream, 3.6% Upon Approval With its approval of Addyi®, FDA has now acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal. 27

Innovative Vaginal Drug Delivery Well characterized therapeutic options for innovation in Women’s Health 1

INTRAVAGINAL RING (IVR) TECHNOLOGY PLATFORM Innovation in Drug Delivery • Features of the intravaginal ring technology include: • Sustained drug delivery • Variable dosing and duration • Single or multiple drug delivery via a solid ethylene vinyl acetate polymer matrix (without the need for a membrane or reservoir to contain the active drug or control the release) • Current 505(b)(2) candidates include: • DARE-HRT1 • A combination bio-identical estradiol + bio-identical progesterone ring for hormone replacement therapy • DARE-FRT1 • A bio-identical progesterone ring for the prevention of preterm birth and for fertility support as part of an IVF treatment plan Daré has an exclusive, global license to novel IVR technology originally developed by Dr. Robert Langer from MIT and Dr. William Crowley from Massachusetts General Hospital and Harvard Medical School that has been further developed by Juniper Pharmaceuticals. Daré’s exclusive license covers the candidates described above, as well as additional applications of the IVR technology platform in other therapeutic areas.” 1,2 1. http://www.ibtimes.com/robert-langer-top-mit-biomedical-engineer-father-30-companies-how-launch-successful-2141263 2. https://reproendo.mgh.harvard.edu/programs/research-investigators/dr-william-crowley/ 29

OUR PIPELINE: DARE-HRT1 (bio-identical estradiol / bio-identical progesterone)

DARE-HRT1 - Treating Vasomotor / Menopause Related Symptoms

Hormone Replacement Therapy (HRT) remains the most effective treatment for vasomotor symptoms (VMS) and the genitourinary syndrome of menopause (GSM) and has been shown to prevent bone loss and fracture.[1]

- 45M women in U.S. approaching or in menopause.[2]
- 2012 NAMS consensus statement supports HRT in peri- and post-menopausal women – estrogen to reduce symptoms and progesterone to prevent thickening of uterine wall.[3]
- NAMS recommends non-oral route over oral.[3]
- 2002 Women's Health Initiative (WHI) study showed that the long-term use of certain synthetic hormones (a combination of medroxyprogesterone and conjugated equine estrogens) increased the risk of breast cancer, stroke, heart attack and blood clots.

$2.2 Billion U.S. Market[4]


$660M FDA-approved
~$1.5 B Compounded
Compounded
FDA-approved

1. The 2017 hormone therapy position statement of The North American Menopause Society; Menopause: The Journal of The North American Menopause Society Vol. 24, No. 7, pp. 728-753
2. U.S. Census Bureau, Population Division. Table 2. 2015 to 2060 (NP2012-T2). Released Dec. 2012.
3. Menopause, Vol. 19, No. 3, 2012.
4. U.S. 2014. Source: Symphony Health Solutions Report

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DARE-HRT1 (bio-identical estradiol / bio-identical progesterone) Phase 1 – VMS/HRT STUDY DARE-HRT1 for the treatment of VMS due to menopause – combination bio-identical estradiol and progesterone in a convenient 28-day IVR • Proposed Study: • A Phase 1, Open-Label, 3-arm Parallel Group Study to Evaluate the Pharmacokinetics and Safety of DARE-HRT1 (80 µg and 160 µg Estradiol/ 4 mg and 8 mg Progesterone Intravaginal Rings) in Healthy Post-Menopausal Women. • Primary Objectives: • To describe the PK parameters over 28 days using two different dose combinations of DARE-HRT1:  Estradiol 80 µg/Progesterone 4 mg IVR  Estradiol 160 µg/Progesterone 8 mg IVR • Identify the steady-state PK after 28 days of each DARE-HRT1 • N=30 31

DARE-FRT1 (bio-identical progesterone) Pregnancy Maintenance • Prevention of Pre-term Birth (PTB) • In the US, approximately 12% of pregnancies are preterm (less than 37 weeks)1 • Standard interventions include steroids, hormones and tocolytic agents to stop/slow the frequency and duration of contractions2 • Assisted Reproductive Technologies (ART) • The global ART market is expected to reach USD 45 billion by 2025, according to a new report by Grand View Research, Inc.3 • Childbearing postponement is a high impact driver of the infertility treatment market. • Increasing marital age, rising tobacco and alcohol consumption, and increasing obesity rates are some of the other factors contributing to the market growth. • Furthermore, increasing incidence rate of conditions such as poly-cystic ovarian syndrome (PCOS), tubal factors and endometriosis are other drivers of the market. • Record number of women using IVF to get pregnant 4 • More American women have had medical help to have their babies than ever, according to the latest annual report from the Society for Assisted Reproductive Technology. 1. https://www.stanfordchildrens.org/en/topic/default?id=prematurity-90-P02401 2. https://www.uptodate.com/contents/preterm-labor-beyond-the-basics 3. https://www.grandviewresearch.com/press-release/global-assisted-reproductive-technology-market 4. https://www.cnn.com/2014/02/17/health/record-ivf-use/index.html 32

DARE-VVA1 (Tamoxifen) Vaginally Delivered Tamoxifen to treat VVA in Hormone Receptor Positive (HR+) Breast Cancer Patients • DARE-VVA1 (Formerly PT-101) • A proprietary formulation of tamoxifen for vaginal administration. • Potential to be the first treatment specifically approved for the treatment of vulvar and vaginal atrophy (VVA) in patients with hormone-receptor positive (HR+) breast cancer. • VVA is a chronic condition characterized by pain during intercourse, vaginal dryness and irritation. • Most women use localized estrogen therapy which is contraindicated for the more than two million women diagnosed with, or at risk of recurrence of, ER-positive and PR-positive breast cancer.1 • Daré intends to develop this novel local application of tamoxifen to mitigate the symptoms of VVA for patients with or at risk for hormone-receptor-positive breast cancer, including women currently on anti- cancer therapy. • Due to the use of aromatase inhibitors for the treatment of HR+ breast cancer, the prevalence of VVA in postmenopausal breast cancer patients is reported to be between 42 and 70 percent.2 1. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2800285/#S16title 2. Clinical Breast Cancer: https://www.sciencedirect.com/science/article/pii/S1526820917300952 33

OUR PIPELINE: DARE-VVA1 (Tamoxifen)

Vaginal Tamoxifen – Proof of Concept Study[1]

This exploratory study in four postmenopausal women diagnosed with VVA demonstrated that a self-administered vaginal suppository containing tamoxifen (20mg) dosed daily for one week and twice weekly for three months was effective in reducing vaginal pH and vaginal dryness.

Vaginal Tamoxifen	Enrollment (Baseline)	On Treatment (Month 3)	Paired Difference (Baseline vs. Month 3)
Median Vaginal pH Lower pH value is a measure of symptom relief Normal vaginal pH is usually less than 4.5.[2]	7.1 range 6.5 to 7.5	5.0 range 5.0 to 5.2	-2.0 median range -2.5 to -1.5
Vaginal Dryness Rated using a visual analogue scale (VAS) that ranged from: 0 = Not bothered by dryness 10 = Extremely bothered by dryness Decreased vaginal dryness is a measure of symptom relief	8.0 range of 7.5 to 9.0	3.0 range 2.0 to 3.0	-5.5 median range -6.0 to -4.5

In addition, systemic absorption of tamoxifen was not significant.

- After 8 weeks of study treatment with vaginal tamoxifen, the median plasma concentration of tamoxifen was 5.8 ng/ml, with a range of 1.0 to 10.0 ng/ml
- In comparison, after 3 months of administration of 20mg, once-daily oral tamoxifen citrate (Nolvadex),[3] the average steady state plasma concentration of tamoxifen is 122 ng/ml with a range of 71 to 183 ng/ml

1. Clin. Exp. Obstet. Gynecol. - ISSN: 0390-6663 XLVI, n. 2, 2019
2. https://www.medicalnewstoday.com/articles/322537.php
3. US Food and Drug Administration: "Drug Approval Package: Nolvadex (Tamoxifen Citrate) NDA# 21-109.2002". Available at: https://www.accessdata.fda.gov/drugsatfda_docs/nda/2002/21109_Nolvadex.cfm

34
darébio

Investment Highlights

Financial Profile NASDAQ: DARE Balance Sheet, June 30, 2019: • Cash: $5.6 million • Common shares: 16.7 million • Common stock warrants: 3.75 million • No debt March 2019: Second Notice of Award under non-dilutive NIH SBIR grant: • Grant providing up to $1.9 million in the aggregate for Ovaprene research from the Eunice Kennedy Shriver National Institute of Child Health and Human Development (NICHD), a division of the National Institutes of Health (NIH). The Company received award payments totaling $224,665 in 2018. • Second Notice of Award, for an additional $982,851, followed the NIH’s review of a data analysis and other results of the first phase of research supporting Ovaprene. These funds are being used to offset certain costs related to the postcoital test clinical trial. 36

Management Team

MOVE THE FIELD FORWARD

EXECUTIVE TEAM



Sabrina Martucci Johnson, MSc, MIM
President & CEO

Cypress Bioscience, Calibr,
Advanced Tissue Sciences,
WCG, Baxter Healthcare



Lisa Walters-Hoffert
Chief Financial Officer

ROTH Capital Partners,
Citicorp Securities,
Bank of America, Oppenheimer & Co.



David Friend, PhD
Chief Scientific Officer

Evofem Biosciences, CONRAD,
Elan Corporation,
Stanford Research Institute (SRI)



John Fair
Chief Business Officer

Evofem LLC, WCG,
Synovate/Aegis Group plc,
MCM Group, PwC, Express Scripts



Mark Walters
Vice President of Operations

Pacira, SkyePharma,
Alliance Pharmaceuticals,
American Home Products



Mary Jarosz, RPh, RAC, FTOPRA
Global Head of Regulatory Affairs

Evofem LLC, WCG, Abbott Laboratories,
University of Wisconsin Hospital



Christine Mauck, MD, MPH
Medical Director

CONRAD, Population Council,
RW Johnson, FDA



MarDee Haring-Layton
Vice President of Finance

e.Digital Corporation,
Resources Global Professionals,
Deloitte

38

MOVE THE FIELD FORWARD

BOARD OF DIRECTORS



William Rastetter, PhD
Chairman
Neurocrine Biosciences, IDEC, GRAIL, Receptos, Illumina, Cerulean



Jessica Grossman, MD
Medicines360, Sense4Baby, Johnson & Johnson



Susan Kelley, MD
Bayer, BMS, ArQule, Cerulean



Greg Matz
CooperSurgical - Cooper Companies, Agilent, Hewlett Packard



Robin Steele, JD, LLM
InterMune, Elan Corporation, Alveo, Alios Biopharma



Sabrina Martucci Johnson

39

Corporate & Investor Communications NASDAQ: DARE Trading as DARE since July 20, 2017 www.darebioscience.com 40